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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-05439) of Infinium Software, Inc. of our report dated October 20, 1997 appearing on page F-1 in this Annual Report on Form 10-K.

PRICE WATERHOUSE LLP

Boston, Massachusetts
December 26, 1997